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Exhibit 10-AE
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AFFILIATE SUBORDINATION AGREEMENT

THIS AFFILIATE SUBORDINATION AGREEMENT ("Agreement") is made as of the 28th day of February, 2001, by and among the persons listed on Exhibit A (referred to herein collectively as "Affiliates" and individually an "Affiliate"), certain of the Affiliates listed on Exhibit B who are also "Guarantors" as defined below, Bruegger's Corporation, a Delaware corporation (the "Corporation"), and Quality Dining, Inc., an Indiana corporation (including its successors and assigns) ("QDI").

Recitals

A. Concurrently with the execution of this Agreement, the Corporation is executing and delivering to QDI that certain Amended and Restated Junior Subordinated Note Due October 1, 2004 (the "Note"), and certain of the Affiliates (who are referred to herein as the "Guarantors") are executing and delivering to QDI that certain Amended and Restated Junior Subordinated Guarantee (the "Guarantee"). Capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the same meanings in this Agreement as are ascribed to them in the Note and/or Guarantee.

B. Each Affiliate (individually or with one or more of the other Affiliates) may have in the past made one or more loans or otherwise extended credit to the Corporation or one or more of the Guarantors (a "Past Credit Extension") and/or may from time to time hereafter make one or more loans or otherwise extend credit to the Corporation or to one or

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more of the Guarantors (a "Future Credit Extension").

C. As a material inducement to QDI to accept the Note and Guarantee in exchange and as substitutes for the Junior Subordinated Note Due October 20, 2004 executed to QDI and dated October 20, 1997 and the Junior Subordinated Guarantee dated October 20, 1997 executed to QDI by the Guarantors, Affiliates, Guarantors, and the Corporation have agreed, jointly and severally, that the "Subordinated Debt" (as such term is hereinafter defined) shall be subordinated to the "Obligations" (as such term is hereinafter defined) all in accordance with the terms of this Agreement. The debts and obligations of the Corporation and Guarantors to QDI that now exist or that may later arise under the Note and the Guarantee are referred to hereafter as the "Obligations". Obligations include all interest accrued or hereafter accruing on any part of the Obligations (whether or not included as part of an allowed claim of QDI) after the commencement of a case (a "Bankruptcy Case") by or with respect to the Corporation or any of the Guarantors under the United States Bankruptcy Code (11 U.S.C. 101 et. seq.) and all costs, expenses (including reasonable attorneys'
fees), fees, and charges that would be otherwise recoverable by QDI from whichever of the Corporation or Guarantors is the subject of such Bankruptcy Case.

D. This Agreement is executed and delivered to QDI by Affiliates and the Corporation pursuant to Section 3.7 of the Note.

Agreement

NOW, THEREFORE, FOR VALUE RECEIVED, receipt of which is hereby acknowledged, and in consideration of credit given, being given and to be given by QDI to the Corporation and Guarantors, the Affiliates, Guarantors, and the Corporation hereby covenant to and agree with QDI as follows:

1. Subordination. All of the Subordinated Debt (as such term is hereinafter defined) is hereby MADE INFERIOR, JUNIOR AND SUBORDINATE in all respects to all of the Obligations. As used in this Agreement, the term "Subordinated Debt" shall mean all present and future indebtedness, obligations and liabilities, and all renewals and extensions thereof, now or hereafter owed to the Affiliates or any of them by the Corporation or any of the Guarantors as a result of any Past Credit Extension, Future Credit Extension or otherwise, whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, joint and several, and whether such indebtedness, liabilities and obligations now exist or hereafter arise. Notwithstanding anything to the contrary contained in this Agreement, QDI understands, acknowledges and agrees that any Subordinated Debt or Subordinated Debt Payments that constitute, either now or hereafter, Senior Indebtedness, or collateral of the Banks or a New Lender, shall be, as between QDI and the Banks or a New Lender, Subordinated Indebtedness and shall be subject and subordinate to the Senior Indebtedness in accordance with the terms of the Note and Guarantee.

2. Payment of Subordinated Debt. The Corporation and the Guarantors shall be permitted to pay or repay all or any part of the Subordinated Debt owed to the Affiliates, and the Affiliates shall be permitted to receive or collect all or any part of the Subordinated Debt owed by the Corporation and/or any of the Guarantors (any payment of all or any part of the Subordinated Debt and any recovery or collection of all or any part of the Subordinated Debt is referred to herein as a "Subordinated

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Debt Payment") (a) at any time to the Banks or a New Lender to satisfy a demand made by the Banks or a New Lender, (b) prior to an Event of Default and an acceleration of the Obligations owed to QDI pursuant to Article IV of the Note (a "Default and Acceleration"), (c) prior to a "Third Party" (as such term is hereinafter defined) obtaining, whether directly or indirectly, absolutely or conditionally, (i) an interest in any of the Subordinated Debt by assignment, transfer or otherwise, (ii) a lien in or against any of the Subordinated Debt, whether such lien attaches voluntarily or involuntarily, or (iii) an order of garnishment with respect to any of the Subordinated Debt (with the foregoing (i) through (iii) being defined hereafter as a "Debt Transfer"), or (d) in the case of a Debt Transfer, after such Debt Transfer is released or otherwise extinguished. Notwithstanding the foregoing, in no event shall the Corporation or any of the Guarantors be permitted to make a Subordinated Debt Payment to Nordahl L. Brue ("Brue") or Michael J. Dressell ("Dressell") until all of the Obligations have been fully paid and indefeasibly satisfied unless the Subordinated Debt Payment is contemporaneously (x) loaned by Brue or Dressell to the Corporation or any one or more of the Guarantors, (y) contributed as capital by Brue or Dressell to the Corporation or any one or more of the Guarantors, or
(z) paid by Brue or Dressell to the Banks and/or a New Lender. As used in this Agreement, the term "Third Party" shall mean any Person other than the Corporation, the Guarantors, the Affiliates, the Banks and a New Lender.

3. Restrictions on Subordinated Debt Payment. Except as otherwise expressly permitted pursuant to the terms of this Agreement or unless QDI shall otherwise consent in writing, until all of the Obligations have been fully paid and indefeasibly satisfied, no Affiliate shall demand or request payment of, nor institute or cause to be instituted any action or proceeding to collect or otherwise take any action to collect, obtain, recover or receive from the Corporation, any of the Guarantors or any other Person, all or any part of the Subordinated Debt, and neither the Corporation nor any of the Guarantors shall pay all or any part of the Subordinated Debt.

4. Receipt of Prohibited Payment/Affiliate's Obligation. In the event a Subordinated Debt Payment not expressly permitted to be paid by the Corporation or any Guarantor to any Affiliate pursuant to the terms of this Agreement is paid to or received by such Affiliate, whether such Subordinated Debt Payment is made by the Corporation, any Guarantor or any other Person (any such payment being referred to herein as a "Prohibited Payment"), prior to the payment in full of all of the Obligations, such Prohibited Payment shall be deemed to be held by the recipient Affiliate(s) as the property of and in trust for the benefit of QDI, and the recipient Affiliate(s) shall deliver such Prohibited Payment to QDI as soon as is practicable, in precisely the form received, except for the Affiliate's(s') endorsement when necessary, for application against the Obligations. Prohibited Payment includes any payment or distribution received by an Affiliate on account of any claim in a Bankruptcy Case if and so long as all Obligations have not been indefeasibly paid. In the event of the failure by the recipient Affiliate to endorse any instrument for the payment of money so received by Affiliate, QDI is hereby irrevocably appointed attorney-in-fact for the recipient Affiliate with full power to make endorsement and with full power of substitution. In addition, so long as any portion of the Obligations is outstanding and/or remains unsatisfied, any Subordinated Debt shall not, directly or indirectly, be reduced in any manner by way of counterclaim, recoupment, setoff or chargeback. Each Guarantor and the Corporation shall be jointly and severally liable for the payment to

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QDI on demand of any Prohibited Payment paid by the Corporation and/or any
Guarantor.

5. Security Interests. In the event any Affiliate acquires any lien, security interest, right or interest in any property or asset of the Corporation and/or any Guarantor to secure payment in connection with any Subordinated Debt, such Affiliate hereby affirms, acknowledges and agrees that he, she or it shall hold any such lien, security interest, right or interest in such property or assets in trust for the benefit of QDI to secure the repayment of the Obligations.

6. Covenants. Affiliates, Guarantors and the Corporation hereby jointly and severally covenant and warrant to QDI that, except as expressly authorized herein:

(a) Any promissory note, instrument or other evidence of indebtedness which may be issued after the date of this Agreement by the Corporation or any Guarantor to any Affiliate, directly or indirectly, in connection with or to evidence any Subordinated Debt (any such note, instrument or other evidence of indebtedness being hereinafter called a "Subordinated Debt Note") shall contain a statement or notation indicating that such Subordinated Debt Note and the Subordinated Debt evidenced by such Subordinated Debt Note is subject to this Agreement and the subordination and other provisions hereof.

(b) No Affiliate shall negotiate, transfer or assign any Subordinated Debt Note to any Third Party, excepting only QDI.

(c) No Affiliate shall demand or receive, directly or indirectly, any payment of any part of the Subordinated Debt, or any collateral as security with respect thereto, from any guarantor or surety, who is a Third Party, of or for any part of the Subordinated Debt.

7. Modification of Obligations. Unless and until all of the Obligations have been fully paid and indefeasibly satisfied or have been otherwise released or compromised in their entirety, without notice to or further assent by the Affiliates, the liabilities of the Corporation and the Guarantors to QDI with respect to the Obligations may from time to time, in whole or in part, be renewed, extended, modified, compromised or released by QDI, and any collateral or liens for any of the Obligations may be exchanged, sold or surrendered by QDI, all without affecting in any way the obligations of the Affiliates, Guarantors or the Corporation under this Agreement.

8. Enforcement and Benefit. QDI may require the Corporation, Guarantors, and/or Affiliates or any Affiliate to furnish QDI with other or further evidence of their respective obligations and the subordination as provided herein when reasonably necessary or appropriate as determined by QDI. In addition, the Corporation, Guarantors and Affiliates shall permit QDI to have access from time to time, upon reasonable advance notice, during normal business hours to inspect their respective books of account with respect to any Subordinated Debt.

9. Modification. No modification, amendment, extension or alleged waiver of this Agreement or any provision hereof will be binding upon the party sought to be bound unless in writing and signed by such a party or a duly authorized officer or agent thereof.

10. Governing Law. This Agreement and the performance by the parties under this Agreement shall be construed in accordance with the laws of

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the State of Indiana, and any action or proceeding that may be brought, arising out of, in connection with or related to this Agreement shall be governed by the laws of the State of Indiana.

11. Successors and Assigns. The rights and remedies of QDI hereunder shall be exercisable by the successors and assigns of the Obligations (including any holder of the Note and/or Guarantee) and the subordination provisions and the obligations and undertakings of Affiliates, Guarantors and the Corporation hereunder shall be applicable to such successors and assigns and to the Obligations as held by such other holder(s) of the Note and/or Guarantee.

12. Captions. The captions used in this Agreement are for convenience and identification purposes only, are not integral parts of this Agreement and are not to be considered in the interpretation of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BRUEGGER'S CORPORATION


By:  /s/ Steven P. Schonberg
     -----------------------
Name: Steven P. Schonberg
Title: Chief Financial Officer

(the "Corporation")


BF HOLDING, INC.


By:   /s/ Steven P. Schonberg
      -----------------------
Name:  Steven P. Schonberg
Title: Chief Financial Officer



BRUEGGERS FRANCHISE CORPORATION


By:   /s/  Steven P. Schonberg
      -------------------------
Name: Steven P. Schonberg
Title:  Chief financial Officer



LETHE LLC


By:   /s/ Steven P. Schonberg
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Name:  Steven P. Schonberg
Title: Chief Financial Officer

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ODYSSEY BAGELS, INC.


By:  /s/ Steven P. Schonberg
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Name:   Steven P. Schonberg
Title:  Chief Financial Officer



CHAMPLAIN MANAGEMENT SERVICES, INC.


By:  /s/ Steven P. Schonberg
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Name:   Steven P. Schonberg
Title:  President and Treasurer



CHAMPLAIN LEASING, L.L.C.


By:    /s/ Steven P. Schonberg
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Name:    Steven P. Schonberg
Title:   President and Treasurer



FLOUR CITY BAGELS, INC.


By:   /s/ Steven P. Schonberg
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Name:   Steven P. Schonberg
Title:  Vice President Finance and Treasurer


BAYSTATE BAGELS, INC.


By:   /s/ Steven P. Schonberg
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Name:   Steven P. Schonberg
Title:  Vice President Finance and Treasurer

UPTOWN BAGELS, INC.


By:   /s/ Steven P. Schonberg
      -----------------------
Name:   Steven P. Schonberg
Title: Vice President Finance and Treasurer


IRON CITY BAGELS, INC.

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By:   /s/ Steven P. Schonberg
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Name: Steven P. Schonberg
Title: Vice President Finance and Treasurer



NORSTAR BAGEL BAKERIES, INC.


By:   /s/ Steven P. Schonberg
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Name: Steven P. Schonberg
Title: Vice President Finance and Treasurer



HAWKEYE BAGEL BAKERIES, INC.


By:   /s/ Steven P. Schonberg
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Name:  Steven P. Schonberg
Title: Vice President Finance and Treasurer



TARHEEL BAGELS, INC.


By:   /s/ Steven P. Schonberg
      -----------------------
Name: Steven P. Schonberg
Title: Vice President Finance and Treasurer




/s/ Nordahl L. Brue
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Nordahl L. Brue




/s/ Michael J. Dressell
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Michael J. Dressell




ACKNOWLEDGMENT

STATE OF VERMONT       )
                       ) SS:
COUNTY OF CHITTENDEN   )

Before me, a Notary Public in and for the State of Vermont, personally appeared Nordahl L. Brue, who, being first duly sworn, acknowledged the

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execution of the foregoing Affiliate Subordination Agreement as his free and voluntary act.

Witness my hand and Notarial Seal this 27th day of February, 2001.

/s/ Kelly J. Reagan
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Notary Public

Printed:  Kelly J. Reagan

(seal)

I am a resident of Chittenden County,  Vermont

My commission expires:  02/10/03


ACKNOWLEDGMENT

STATE OF VERMONT        )
                        ) SS:
COUNTY OF CHITTENDEN    )

Before me, a Notary Public in and for the State of Vermont, personally appeared Michael J. Dressell, who, being first duly sworn, acknowledged the execution of the foregoing Affiliate Subordination Agreement as his free and voluntary act.

Witness my hand and Notarial Seal this 27th day of February, 2001.

/s/ Kelly J. Reagan
--------------------
Notary Public

Printed:  Kelly J. Reagan

(seal)

I am a resident of Chittenden County, Vermont

My commission expires: 02/10/03




ACCEPTED:

QUALITY DINING, INC.


By:  /s/ John C. Firth
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Name:  John C. Firth
Title: Executive Vice President


("QDI")

Attest:

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By: /s/ James R. Meyer, Jr.
    ------------------------
Name:   James R. Meyer, Jr.
Title: Assistant Secretary

Exhibit A

Affiliates

Bruegger's Corporation
BF Holding, Inc.
Brueggers Franchise Corporation
Lethe LLC
Odyssey Bagels, Inc.
Champlain Management Services, Inc.
Champlain Leasing, L.L.C.
Flour City Bagels, Inc.
Baystate Bagels, Inc.
Uptown Bagels, Inc.
Iron City Bagels, Inc.
Norstar Bagel Bakeries, Inc.
Hawkeye Bagel Bakeries, Inc.
Tarheel Bagels, Inc.
Nordahl L. Brue
Michael J. Dressell

Exhibit B

Guarantors

BF Holding, Inc.
Brueggers Franchise Corporation
Lethe LLC
Odyssey Bagels, Inc.
Champlain Management Services, Inc.
Champlain Leasing, L.L.C.
Flour City Bagels, Inc.
Baystate Bagels, Inc.
Uptown Bagels, Inc.
Iron City Bagels, Inc.
Norstar Bagel Bakeries, Inc.
Hawkeye Bagel Bakeries, Inc.
Tarheel Bagels, Inc.